                          VOLUME TREATMENT AGREEMENT

  This Volume Treatment Agreement (the "Agreement") is entered into between CSX Transportation, Inc. ("CSXT") and Koppers Industries, Inc. ("KII") as of January 30, 1997.

  1. In each of the five successive twelve-month periods beginning December 16, 1996, CSXT will purchase from KII treating services for a minimum of 1.8 million crossties at KII's treating facilities in Green Spring, West Virginia; Guthrie, Kentucky; Florence, South Carolina; and Montgomery, Alabama (the "KII Facilities").

  2. Notwithstanding any other provision of this Agreement or the Mutual Release and Settlement Agreement of even date herewith, production and treatment of such crossties will be apportioned in mutually acceptable quantities among the KII Facilities.

  3. KII shall treat the crossties in accord with CSXT's specifications. A copy of CSXT's current specifications is attached as Exhibit 1. If CSXT
                                                     ----------
changes its specifications during any twelve-month period, CSXT and KII shall renegotiate the applicable pricing terms to reflect any changed costs of treatment caused by the change in specifications.

  4. By December 31 of the year preceding the year of production, CSXT will provide KII with an estimate of the total number of crossties to be treated during the year of production.

  5. If CSXT does not purchase treatment services for a total of 1.8 million crossties from KII in any twelve-month period during the term of this Agreement beginning December 16, 1996, CSXT will pay to KII a surcharge during the term of this Agreement according to the following schedule:

                                          SURCHARGE/TOTAL CROSSTIE
   TOTAL CSX TREATMENT                      CUBIC  FEET TREATED
   -------------------                    ------------------------
   At 1,450,000 crossties and below             $0.08/C.F.
   1,450,001 to 1,600,000 crossties             $0.05/C.F.
   1,600,001 to 1,800,00 [sic] crossties        $0.025/C.F.
   1,800,001 crossties and above                $0.00/C.F.

                                     CSX TRANSPORTATION, INC.

                                     By: /s/
                                        --------------------------------------

                                     Title: VP-Supply & Services Management
                                          ------------------------------------

                                     Date: January 30, 1997
                                          ------------------------------------


                                     KOPPERS INDUSTRIES, INC.

                                     By: /s/ Thomas D. Loadman
                                        --------------------------------------

                                     Title: V.P. and General Manager
                                            Railroad Products & Services
                                            Division
                                          ------------------------------------

                                     Date: January 30, 1997
                                          ------------------------------------